UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 15, 2015
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accounting

(a) On July 15, 2015, the Audit Committee approved the engagement of Ernst and Young LLP (“E&Y”) as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2015 and the dismissal of Goldstein Schechter Koch, P.A. ("GSK"), the Company’s prior auditing firm. The dismissal of GSK will become effective upon the completion of the second quarter review by GSK.

GSK's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through July 15, 2015, there were (i) no disagreements between the Company and GSK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to GSK's satisfaction, would have caused GSK to make reference thereto in its reports, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided GSK with a copy of disclosures it is making in this Form 8-K and requested that GSK furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of GSK's letter dated July 15, 2015, is filed as Exhibit 16.1 hereto.

(b) During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim periods through July 15, 2015, neither the Company nor anyone on its behalf has consulted with E&Y regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Goldstein Schechter Koch, P.A. to the Securities and Exchange Commission dated July 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: July 16, 2015	By: /s/ Peter J. Prygelski, III
Name: Peter J. Prygelski, III
Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title

16.1	Letter from Goldstein Schechter Koch, P.A. to the Securities and Exchange Commission dated July 15, 2015.